                              MFS MONEY MARKET FUND
                              MFS HIGH INCOME FUND
                                  MFS OTC FUND
                              MFS TOTAL RETURN FUND
                                MFS RESEARCH FUND
                           MFS WORLD GOVERNMENTS FUND
                                  MFS BOND FUND
                            MFS LIMITED MATURITY FUND
                       MFS MUNICIPAL LIMITED MATURITY FUND
                      MFS GOVERNMENT LIMITED MATURITY FUND
                         MFS WORLD ASSET ALLOCATION FUND
                               MFS UTILITIES FUND
                           MFS WORLD TOTAL RETURN FUND
                            MFS STRATEGIC INCOME FUND
                              MFS WORLD EQUITY FUND
                     MFS NORTH CAROLINA MUNICIPAL BOND FUND
                              MFS WORLD GROWTH FUND
                       MFS CALIFORNIA MUNICIPAL BOND FUND
                        MFS VIRGINIA MUNICIPAL BOND FUND
                            MFS MUNICIPAL INCOME FUND

                      Supplement to the Current Prospectus


         Currently, some or all of the Class C shares in an account with any of the above-referenced Funds (the "Funds") for which payment has been received by the Fund may be exchanged for shares of the MFS Money Market Fund at net asset value. The MFS Money Market Fund is a fund sponsored by Massachusetts Financial Services Company ("MFS") and seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. The MFS Money Market Fund also seeks to maintain a net asset value of $1.00 per share.

         Effective April 1, 1996, the following changes to the exchange privilege program will be implemented. Class C shares of the Funds will no longer be exchangeable for shares of the MFS Money Market Fund under the exchange privilege program or through the Automatic Exchange Plan; however, shares of the MFS Money Market Fund previously acquired through an exchange from Class C shares of a Fund will continue to be exchangeable for Class C shares of the Funds. In substitution for the exchange privilege into the MFS Money Market Fund, Class C shares of the Funds will be exchangeable for Class C shares of the MFS Cash Reserve Fund. Like the MFS Money Market Fund, the MFS Cash Reserve Fund is a fund sponsored by MFS and seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity and, in addition, seeks to maintain a net asset value of $1.00 per share. Distributions made on Class C shares of the Funds will no longer be permitted to be automatically invested under the Distribution Investment Program in shares of the MFS Money Market Fund. However, such distributions may be automatically invested under this Program in Class C shares of the MFS Cash Reserve Fund.

         Effective April 1, 1996, Class C shares of the Funds purchased on or after this date will be subject to a contingent deferred sales charge (a "CDSC") of 1.00% upon redemption during the first year after purchase. However, in no event shall Class C shares of the Funds purchased prior to this date be subject to the CDSC. For the purpose of calculating the CDSC upon redemption of shares acquired in an exchange on or after April 1, 1996, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares (if such original purchase occurred prior to April 1, 1996, then no CDSC would be imposed upon such a redemption).

                The date of this Supplement is February 1, 1996.